                                                                    EXHIBIT 10.3

                          [GEOALERT, INC. LETTERHEAD]

George Cavender, III

4302 Baird Rd.

Stow, OH 44224


Dear George:

We are very excited about your joining GeoAlert, Inc. (the "Company") in a full-
                                                            -------
time capacity as the Director of Information Technology of the Company.
Speaking for myself and other employees of the Company, we all look forward to your future success in this position.

POSITION:           Director of Information Technology.
--------

RESPONSIBILITIES:   Including, but not limited to:  creating and developing
----------------
further the Company's overall information technology ("IT") plan and
                                                       --
functionality, including completion of associated projects; provide leadership in the development of strategy for external and internal LAN and WAN projects; oversight of system development and tactics installation; and development of future business strategies.

START DATE:         July 1, 2001.  Your employment with the Company will be on
----------
an "at-will" basis, meaning that either you or the Company may terminate your employment at any time for any reason or for no reason, without further obligation or liability.

SALARY:             $67,000 annually to be paid in accordance with the Company's
------
payroll practices.

STOCK OPTIONS:      In connection with the commencement of your employment, the
-------------
Company, the Board of Directors of the Company (the "Board") will grant you (i)
                                                     -----
an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $2.00 per share (the "Initial Grant"), and (ii) an option to purchase
                               -------------
an additional 10,000 shares of the Company's Common Stock at an exercise price of $2.00 per share (the "Second Grant"), which shall vest completely on July 1,
                         ------------
2003. Both the Initial Grant and the Second Grant shall be exercisable in accordance with the terms and conditions of the Stock Option Agreement attached hereto as Exhibit A (the "Option Agreement"). In addition, if the Company
          ---------       ----------------
achieves certain revenue targets for the period commencing

July 1, 2001 and ending June 30, 2002, the Board will grant you an option to purchase shares of the Company's common stock in accordance with the revenue thresholds set forth on Exhibit B, which grant shall not exceed 40,000 shares in
                        ---------
the aggregate (the "Additional Grant").  If you receive an Additional Grant,
                    ----------------
it shall vest completely on July 1, 2004 at an exercise price of $2.00 per share. Like the Initial Grant and the Second Grant, the Additional Grant shall be subject to terms and conditions of any Option Agreement and any then existing Stock Option Plan (the "Plan"). Notwithstanding any contrary provisions set
                        ----
forth in the Plan or the Option Agreement, in order to exercise any portion of the Initial Grant, the Second Grant or the Additional Grant, you must be an employee of the Company on the applicable exercise date (whether or not your termination of employment with the Company was caused by your death or disability). If your employment is terminated for any reason, any unexercised portion of the Initial Grant, the Second Grant or the Additional Grant (if any), whether or not vested, shall be immediately terminated and you will not be permitted to exercise any option to purchase shares of the Company's Common Stock.

BONUS:              You will be eligible to earn additional incentive
-----
compensation in the form of a bonus. Specifically, based upon the Company's revenues for the 12-month period commencing July 1, 2001 and ending June 30, 2002, you will be entitled to receive a percentage of the Company's "gross revenue," as determined in accordance with the following targets: 0.5% of the Company's "gross revenue" from $500,000 to $750,000; 1.0% of the Company's "gross revenues" from $750,000 to $1,000,000; and 1.5% of the Company's "gross revenues" exceeding $1,000,000. For purposes of this letter, the term "gross revenues" of the Company shall be determined in accordance with generally accepted accounting principles but shall exclude any revenue of the Company directly or indirectly relating to corporate retail marketing ("CRM"). In order
                                                                ---
to receive the bonus, you must be an employee of the Company on August 1, 2001, the date on which the bonus, if any, will be paid.

BENEFITS/VACATION:  You have advised the Company that you do not wish to
-----------------
participate in any of the Company's employee benefit plans. You are entitled to two (2) weeks of vacation until July 1, 2002.

CONFIDENTIAL INFORMATION:     Like all Company employees, you will be required,
------------------------
as a condition of your employment with the Company, to sign the Company's standard form of Confidentiality & Non Disclosure Agreement, a copy of which attached as Exhibit C.
            ---------

WITHHOLDING TAXES.  All forms of cash compensation referred to in this letter
-----------------
are subject to reduction to reflect applicable withholding and payroll taxes.

ENTIRE AGREEMENT:   This letter and the Exhibits attached hereto contain all of
----------------
the terms of your agreement with the Company and supersede any prior agreements, whether written or oral, between you and the Company.

We hope that you find the foregoing terms acceptable. You may indicate your agreement with these terms by signing and dating both the enclosed duplicate original, the enclosed Stock Option Agreement and the enclosed Confidentiality & Non Disclosure Agreement and returning them to my attention.

                                    Very truly yours

                                    GeoAlert, Inc.


                                    By: /s/ Michael  G. Bachmann
                                       ------------------------------
                                       Name: Michael G. Bachmann
                                       Title: President

ACCEPTED AND AGREED


 /s/ George Cavender, III
-----------------------------
George Cavender, III

                                   EXHIBIT A
                                   ---------

                             Stock Option Agreement

The shares which are the subject of this Agreement have not been registered or qualified under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and may not be sold, transferred or otherwise disposed of unless a registration statement under the Act and qualification in accordance with any applicable state securities laws with respect to such shares have become effective, or unless it is established to the satisfaction of the Company that an exemption from such registration and qualification is available.

The express terms of the shares which are the subject of this Agreement and the express terms of each other class and series of shares which the Company is authorized to issue are contained in the Company's Certificate of Incorporation, as amended from time to time. Upon written request to the Company, a copy thereof will be mailed or otherwise provided to appropriately interested persons without charge within five days after the Company's receipt of such a request.

                      NONQUALIFIED STOCK OPTION AGREEMENT

     THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is entered into
                                                     ---------
effective as of November 14, 2001 (the "Effective Date"), between GEOALERT,
                                        --------------
INC., a Nevada corporation (the "Company"), and George Cavender, an individual
                                 -------
(the "Optionee").
      --------

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Board has determined that the Optionee, as a key employee of the Company, should be granted an option to purchase the number of shares of the Company's Common Stock, $.001 par value ("Shares"), set forth in this Agreement,
                                          ------
upon the terms and conditions set forth herein;

     NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

     1.   Certain Definitions.
          -------------------

          (a) "Board" means the duly elected Board of Directors of the Company
               -----
or the duly elected board of directors or other comparable governing body of any corporation or other business entity or organization which succeeds to the business of the Company and assumes this Agreement.

          (b) "Code" means the Internal Revenue Code of 1986, as amended, and
               ----
any successor statute.

          (c) "Sale of the Company" means, either in one transaction or in a
               -------------------
series of related transactions, (i) a sale, exchange or other transfer of shares of voting capital stock of the Company representing fifty percent (50%) or more of all votes entitled to be cast in elections of directors of the Company (either to a single person or group of persons acting in concert or pursuant to a public offering of such stock, and including, without limitation, a transfer or exchange of such stock by way of a merger or consolidation in which the Company is a constituent entity), or (ii) a redemption or repurchase of all of the shares of the capital stock of the Company in connection with a sale of all or substantially all of the assets of the Company, or (iii) the winding up, dissolution or liquidation of the Company, or (iv) a sale of all or substantially all of the assets of the Company, or (v) an initial public offering of the stock of the Company pursuant to an effective registration statement filed by the Company under the Securities Act.

          (d) "Securities Act" means the Securities Act of 1933, as amended from
               --------------
time to time.

          (e) "Shares" means Common Shares, $.01 par value, of the Company, or
               ------
any other shares or other securities into which Shares issued or issuable hereunder may be converted or adjusted pursuant to the terms hereof.

     2.   Grant of Option.  Subject to the terms and conditions set forth
          ---------------
herein, the Company hereby grants to the Optionee the right and option (the "Option") to purchase up to an aggregate of Twenty Thousand (20,000) Shares (the
-------
"Option Shares"), at the price of Two Dollars ($2.00) per Option Share (the
 -------------
"Exercise Price").
---------------


     3.   Term of Option.  The term of the Option shall be ten (10) years from
          --------------
and after the Effective Date. Unless the Option is earlier terminated or canceled as provided elsewhere herein, the Option shall expire at the close of regular business hours at the Company's headquarters on the last day of the term of the Option. Upon such expiration, this Agreement and all rights of the Optionee to exercise the Option shall automatically terminate.


     4.   Vesting.  The Option shall vest and become exercisable as follows:
          -------

          (a) On November 14, 2001, the Option shall vest and become exercisable with respect to Ten Thousand (10,000) of the Option Shares; and

          (b) On July 1, 2003, to Option shall vest and became exercisable with respect to the remaining Ten Thousand (10,000) Option Shares. The foregoing notwithstanding, the Option shall vest and become exercisable with respect to all of the Option Shares simultaneously with or, if so provided by the Board, immediately prior to, the consummation of a Sale of the Company.

     5.   Manner of Exercise.  To exercise the Option, the Optionee shall
          ------------------
deliver to the attention of the Secretary of the Company, at the Company's address for receipt of notices pursuant to Section 19 hereof, all of the following: (a) a duly completed and executed Notice of Exercise of Option substantially in the form attached hereto as Exhibit A, setting forth the number
                                             ---------
of Option Shares with respect to which the Option is being exercised, and (b)
                                                                      ---
payment in full of the aggregate Exercise Price for all of the Option Shares being purchased upon such exercise, which shall be payable to the Company in cash or immediately available funds.

     6.   Termination of Employment.  If the Optionee's employment with the
          -------------------------
Company or any of its subsidiaries is terminated (whether by the Company or by the Optionee), then, upon such a termination of the Optionee's employment, the Option, including the Optionee's right to exercise the Option with respect to any Option Shares (whether vested or invested), shall automatically terminate, and the Optionee's rights hereunder shall be forfeited with respect to all Option Shares as of the date of such termination.

     7.   Sale of the Company.
          -------------------

          (a) Any other provision of this Agreement notwithstanding, in the event of a Sale of the Company, the Board shall have the right and authority, but not the obligation, to elect, upon notice to the Optionee, that the Option shall be canceled effective upon or immediately prior to the consummation of such Sale of the Company to the extent of all or any portion of the Option Shares with respect to which the Option has not been exercised as of the time of such consummation (the "Canceled Option Shares"), in exchange for a payment to
                        ----------------------
the Optionee, within ten (10) days after the consummation of such Sale of the Company, equal to the amount, if any, by which (i) the aggregate value of the Canceled Option Shares, as determined by the Board on the basis of the value of a Share in such Sale of the Company, exceeds (ii) the aggregate Exercise Price for such Canceled Option Shares (the "Cancellation Amount"). If such
                                      -------------------
an election is made, the Option shall be canceled and all rights of the Optionee hereunder shall be terminated to the extent of the Canceled Option Shares effective upon or immediately prior to the consummation of such Sale of the Company, as provided by the Board, subject to the obligation of the Company for payment of the Cancellation Amount, if any. The Cancellation Amount, if any, shall be paid to the Optionee in such form or forms of consideration (and if more than one, then in such relative amounts) as are received by the holders of the Company's outstanding Shares as a result of such Sale of the Company. Upon notice to the Optionee, the Board may amend or rescind any election made pursuant to this Section 7(a) at any time prior to the consummation of the Sale of the Company to which such election applies.

          (b) Notwithstanding any other provision of this Agreement, but subject to Section 8(c) hereof, in the event of a Sale of the Company, the Board shall have the right and authority, but not the obligation, to elect, upon notice to the Optionee, that upon any exercise of the Option after the consummation of such Sale of the Company, the Optionee shall be entitled to receive, in lieu of Shares, such cash, rights, debt or equity securities (whether of the Company or of another issuer), or other consideration as the Optionee would have received in exchange for or in conversion of those Shares which the Optionee would have been entitled to receive if the Optionee had so exercised the Option immediately prior to the consummation of such Sale of the Company, and had all of the Shares so received been included among those which were exchanged for or converted into such consideration in such Sale of the Company. If the Option is canceled as provided in Section 7(a) hereof with respect to some but less than all of the Option Shares, the Board shall have the right and the authority, but not the obligation, to make the election provided for in this Section 7(b) with respect to those Option Shares as to which the Option has not been so canceled. Upon notice to the Optionee, the Board may amend or rescind any election made pursuant to this Section 7(b) at any time prior to the consummation of the Sale of the Company to which such election applies.

          (c) In the event of a sale of all or substantially all of the assets of the Company, or a merger or consolidation in which in the Company is not the surviving entity, the Company may not make the election provided for in Section 7(b) hereof unless the transferee of substantially all of the assets of the Company in such transaction or the surviving entity in such merger or consolidation, as the case may be, covenants to assume the obligations of the Company under this Agreement following such consummation.

     8.   Adjustment of Number of Shares, Etc.  If, after the Effective Date,
          ------------------------------------
the outstanding Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including any transaction described in Section 424(a) of the Code), or a special dividend or other distribution to the Company's stockholders, increased or decreased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, then (a) there shall automatically be substituted for each Option Share subject to the Option the number and kind of shares of capital stock or other securities into which each outstanding Share shall be exchanged, (b) the Exercise Price per Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event, and (c) the Board shall make such other appropriate adjustments to the securities subject to the Option as may be appropriate and equitable, and any such adjustment shall be final, binding and conclusive as to the Optionee. Any such adjustment may provide for the elimination of fractional Shares if the Board shall so direct.

     9.   Issuance of Shares.  Upon exercise of the Option prior to the
          ------------------
expiration, termination or cancellation thereof and in accordance with all of the terms and conditions of Section 5 hereof, the Company shall promptly issue the Shares which are the subject of such exercise and cause to be delivered to the Optionee a certificate for the number of Shares so purchased. All certificates representing Shares purchased hereunder shall bear such restrictive legends as are required by the Company or by applicable law, including, if applicable, those legends set forth on the first page of this Agreement. No person shall have any of the rights of a stockholder of the Company with respect to any Shares subject to the Option unless and until such Shares are actually issued in accordance with all of the terms and conditions of this Agreement, including any rights to vote such Shares or to grant or withhold any consent in respect of such Shares, or to receive any dividends or other distributions that may be declared or paid on or in respect of such Shares.

     10.  Listing and Registration.  Notwithstanding any other provision of this
          ------------------------
Agreement, the Company shall not be required to issue any Shares or any certificate for Shares upon the exercise of the Option prior to (a) obtaining any approval from any governmental authority which the Board shall, in its sole discretion, determine to be necessary or advisable, provided that the Board
                                                    --------
shall use reasonable efforts promptly to obtain such an approval; or (b) the completion or effectiveness of any registration, qualification, or listing of such Shares, or the perfection of any exemption therefrom, under any state or federal law, rule or regulation or the rules of any governmental or private organization (including stock exchanges) which the Board shall, in its sole discretion, determine to be necessary or advisable, provided that the Board,
                                                    --------
should it determine to seek such an exemption, shall use reasonable efforts promptly to perfect such exemption; or (c) the determination by the Board, in its sole discretion, that any such registration, qualification or listing is not necessary or advisable or that an exemption from any such requirement is available.

     11.  The Administrator. The powers, authority and discretion of the Board
          -----------------
under this Agreement shall be exercisable by the Board and by any person or persons whom the Board may from time to time designate as the Administrator.

     12.  Amendments.  The Company may, as directed by the Board and without the
          ----------
prior approval of the Optionee, amend or modify this Agreement and the terms and conditions of the Option from time to time in any manner and to any extent that the Board would have had the authority to authorize this Agreement as so modified or amended, including amendments to the dates as of which the Option becomes exercisable; provided, however, that no amendment may be made to this
                     --------  -------
Agreement that would materially adversely affect the terms and conditions of the Option as originally granted hereunder without the approval of the Optionee; and provided, further, that the Administrator may modify this Agreement to any
--------  -------
extent that may hereafter be required by applicable law.

     13.  Withholding.  The Optionee understands and agrees that the Company may
          -----------
make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement.

     14.  Construction.  The captions and section headings used in this
          ------------
Agreement are intended solely for convenience of reference; they do not form a part of this Agreement, and may not be considered in interpreting it. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require. The use of feminine, masculine or neuter pronouns herein shall not be restrictive as to gender and shall be interpreted in all cases as the context may require. The use of the word "including," wherever it appears in this Agreement, shall not be construed to imply exclusivity and shall be interpreted to mean "including, without limitation," unless otherwise expressly stated herein.

     15.  Nonqualified Option.  The Option shall for all purposes be a
          -------------------
nonqualified stock option subject to the federal income tax treatment described in Section 1.83-7 of the federal income tax regulations. Both the Company and the Optionee shall, on their respective federal income tax returns, report any transaction relating to the Option in a manner consistent with the preceding sentence.

     16.  Employment At Will.  Nothing in this Agreement is intended to be or
          ------------------
may be construed as an offer, promise or commitment by the Company or any of its subsidiaries to extend or guaranty employment to the Optionee for any period of time, or as a limitation on the right of the Optionee or of the Company or any such subsidiary to terminate the Optionee's employment at any time.

     17.  Investment Representations and Warranties.  The Optionee represents
          -----------------------------------------
and warrants to the Company, and at the time of any exercise of the Option shall further represent and warrant to the Company, that any Shares which the Optionee or such person may acquire by virtue of the exercise of the Option shall be acquired solely for the Optionee's or such person's own account, for investment purposes only and not with a view to or any present intention of any resale or distribution of such Shares or any part thereof, or of dividing the Optionee's or such person's participation with others, and no other person has any interest in or right to such Shares or has contributed or will contribute any funds to the Optionee or such person for the purchase thereof. The Optionee and any such other person understands and agrees that the Shares have not been registered under the Securities Act, or any state securities laws, and may not be sold, transferred or otherwise disposed of unless a registration statement under the Act with respect to such Shares and qualification in accordance with any applicable state securities laws has become effective, or unless it is established to the satisfaction of the Company that an exemption from such registration and qualification is available, and that all certificates representing Shares purchased hereunder shall bear a restrictive legend concerning such restrictions upon transfer.

     18.  Notices.  All notices required to be given under this Agreement shall
          -------
be given in writing. Notices shall be deemed to have been given when actually received, provided, however, that (a) any notice to the Optionee which is
          --------  -------
addressed to the Optionee or his personal representative at the Optionee's last known address as set forth in the records of his employer, and (b) any notice to the Company which is marked "Attention: Chairman of the Board" and addressed to the Company, 343 West Bagley Road, Berea, Ohio 44017, shall be deemed to have been given: (i) on the third business day after the date of documented acceptance thereof by the U.S. Postal Service for delivery by registered or certified mail, with first-class postage prepaid and return receipt requested, or (ii) on the next business day after the date of documented acceptance thereof for overnight delivery by Federal Express or a similar national air courier service, or (iii) when actually received, if earlier; and provided, further,
                                                          --------  -------
that any party may change his or its address for receipt of notices to be given hereunder by a prior notice given in accordance with this Section 18.

     19.  Transfer.  The Option, including any of the rights of the Optionee
          --------
under this Agreement, may not be transferred by the Optionee without the prior written approval of the Company.

     20.  Counterparts; Signature Pages.  This Agreement may be executed and
          -----------------------------
delivered in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered with separate signature pages with the same effect as though the Company and the Optionee had executed and delivered the same signature page.

     21.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Ohio, without regard to the conflict-of-laws or choice-of-laws provisions thereof, and any applicable federal law.


     IN WITNESS WHEREOF, the Company has caused this Nonqualified Stock Option Agreement to be executed and delivered on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand and delivered this Agreement, as of the Effective Date set forth hereinabove.


                         /s/ George Cavender, III
                       -------------------------------------------

                       George Cavender, III       (the "Optionee")



                       GEOALERT, INC.             (the "Company")
                                                        -------


                       By:  /s/ Michael G. Bachmann
                           ---------------------------------------

                       Michael G. Bachmann, President

                                   Exhibit A
                                   ---------


                         NOTICE OF EXERCISE OF OPTION
                         ----------------------------


     Under a certain Nonqualified Stock Option Agreement, dated as of ___________, 2001 (the "Option Agreement"), I, the undersigned ______________,
                        ----------------
have been granted an option to purchase a certain number of shares of Common Stock, $.001 par value (the "Shares"), of GEOALERT, INC., a Nevada corporation
                             ------
(the "Company"), subject to the terms and conditions therein.  Capitalized terms
      -------
that are used but are not otherwise defined in this Notice will have the same meanings herein as in the Option Agreement.

     In order to induce the Company to issue Shares to me, I hereby notify, and represent and warrant to, and agree with the Company, as follows:


     1.   Notice of Exercise.
          ------------------

          I hereby elect to exercise the Option and purchase ___________________ of the total of ____________ Shares that I am entitled to purchase under the Option Agreement. At the same time that I deliver this Notice to the Company, I will also deliver to the Company my personal check representing good and available funds, or a certified or bank cashier's check, in the amount of $________________, payable to the order of "GeoAlert, Inc."

     I am delivering this Notice and my payment to the Company as follows:

                          GeoAlert, Inc.

                          Attention: Chairman

                          343 West Bagley Road

                          Berea, Ohio 44017

     2.   Restricted Securities.  I understand and acknowledge that none of my
          ---------------------
Shares will be registered or qualified under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Act"), or under any
                                                        ---
state securities laws, in reliance upon specific exemptions thereunder for transactions not involving any public offering, and may not be sold, transferred or otherwise disposed of unless a registration statement under the Act and qualification in accordance with any applicable state securities laws with respect to such Shares has become effective, or unless it is established to the satisfaction of the Company that an exemption from such registration and qualification is available. I understand and agree that all certificates representing my Shares will bear a restrictive legend concerning the foregoing restrictions on transferability; that none of the Shares will be traded or tradable on any securities exchange or over-the-counter; that no market presently exists for the Shares, and there can be no assurance that any such market will develop; and that I may be required to bear the economic risk of my investment in the Shares for an indefinite period of time.

     3.   Access to Information.  I acknowledge that because of my status as a
          ---------------------
key employee of the Company and my relationship with the management of the Company, I have had access to all material and relevant information concerning the Company and the Shares, thereby enabling me to make an informed investment decision with respect to my investment in the Shares. I have been given the opportunity to obtain any material and relevant documents and information I may request concerning the Company, its business and plans, and the Shares in order to evaluate the merits and risks of my investment in the Shares, and the opportunity to ask questions of and receive answers from representatives of the Company concerning such business and plans and the terms of such investment. I acknowledge that the Company has answered to my complete satisfaction all inquiries which I have made of the Company, and has furnished to me any and all documents or other information requested of the Company, concerning the Company, its business and financial condition, or any other matter relating to sale of the Shares to me.

     4.   Representations and Warranties.  I represent and warrant to the
          ------------------------------
Company that:

     (a) I am acquiring the Shares solely for my own account, for investment purposes only, and not with a view to, or with any present intention of, any resale or distribution of the Shares or any part thereof or to divide my participation with others, and no person other than me has any interest in or right to the Shares or has contributed or will contribute any funds to me for the purchase thereof.

     (b) I have sufficient knowledge and experience in financial and business matters in general that I am capable of evaluating the merits and risks of an investment in the Shares.

     (c) I have been informed and understand that my investment in the Shares is a speculative investment and involves a high degree of risk, and that the amount realized on such investment may be less than the amount invested. In evaluating my investment in the Shares, I have consulted with my own investment, legal and tax advisors and have concluded that such investment is not inconsistent with and is appropriate in light of my overall investment objectives, financial condition and liquidity requirements. I am familiar with the nature of and risks attendant to an investment of the type contemplated hereby, the tax aspects of an investment of such type, and am financially and otherwise capable of bearing the economic risk of such investment and can afford the loss of the total amount of such investment.

     (d) I do not have an overall commitment to investments which are not readily marketable that is disproportionate to my net worth, and my investment in the Shares will not cause such overall commitment to become excessive. I have adequate net worth and means of providing for my current needs and contingencies to sustain a complete loss of my investment in the Shares at the time of such investment, and have no need for liquidity in such investment.

     (e) I understand and acknowledge that (i) the Shares have not been registered under the provisions of the Act or any state securities laws in reliance upon specific exemptions thereunder for transactions not involving any public offering, and the availability of such exemptions depends in part upon the accuracy of my representations and warranties herein, (ii) the Act and applicable state securities laws impose substantial restrictions on the transferability of the Shares, (iii) no market presently exists for the Shares and there can be no assurance that any such market will develop, and (iv) I may be unable to liquidate my investment in the Shares and, as a result, I may have to hold the Shares and bear the economic risk of my investment for an indefinite period of time.

     IN WITNESS WHEREOF, I have executed and delivered this Notice of Option Exercise to the Company on the date written beneath my signature below.




                                           ___________________________________

                                           Print Name


                                           ___________________________________

                                           Signature


                                           Date: ___________, ______

                                   EXHIBIT B
                                   ---------


             Revenue (Excluding CRM Revenue)     Option to Purchase
             ------------------------------------------------------
             $0 to $250,000             --       0 shares
             $250,001 to $500,000       --       5,000 shares
             $500,001 to $750,000       --       10,000 shares
             $750,001 to $1,000,000     --       15,000 shares
             $1,000,001 to $1,250,000   --       20,000 shares
             $1,250,001 to $1,500,000   --       25,000 shares
             $1,500,001 to $1,750,000   --       30,000 shares
             $1,750,001 to $2,000,000   --       35,000 shares
             $2,000,000 and above       --       40,000 shares

                                   EXHIBIT C
                                   ---------


             Form of Confidentiality and Non Disclosure Agreement

                 CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT
                 --------------------------------------------


          THIS CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT (this "Agreement")
                                                                   ---------
is made as of June 01, 2001, between GEOALERT, INC., a Nevada corporation (the "Company") and George Cavender, III, ("Employee").
 -------                               --------


                                   RECITALS
                                   --------

          A. The Company desires to employ Employee and Employee desires to be employed by the Company pursuant to that certain letter agreement dated June 01, 2001 between the Company and Employee (the "Letter").
                                            ------

          B. As a condition to Employee's employment with the Company, Employee acknowledges and agrees that he must execute this Agreement.

          C. In connection with Employee's services to the Company, Employee may be given access to, generate or otherwise come into contact with certain proprietary and/or confidential information pertaining to the Company, its customers, suppliers and other valuable knowledge of the business of the Company.


                                   AGREEMENT
                                   ---------

          In consideration of the foregoing and the mutual promises and covenants set forth herein, the parties, intending to be legally bound, agree as follows:

          Definitions.
          -----------

          For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1.

          "Affiliate(s)" -- any Person directly or indirectly controlled by, or
           ------------
under common control with, the Company or any other referenced Person.

          "Agreement" -- this Confidentiality and Non-Disclosure Agreement, as
           ---------
amended from time to time.

          "Company" --GeoAlert, Inc., a Nevada corporation its successors and
           -------
assigns.

          "Confidential Information" -- any and all:
           ------------------------

          (a) trade secrets concerning the business and affairs of the Company, any Affiliate or Subsidiary, product or service specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing, marketing or distribution methods and processes, customer lists, prospective customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information), and any other information, however documented, that is a "trade secret" either under common law or as such term is defined by statute under the laws of any applicable jurisdiction;

          (b) information concerning the business and affairs of the Company, any Affiliate or Subsidiary (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials), however documented; and

          (c) notes, analysis, compilations, studies, summaries, and other material prepared by or for the Company or Affiliates or Subsidiaries of the Company, containing or based, in whole or in part, on any information included in the foregoing;

          "Invention" -- any idea, invention, technique, modification, process,
           ---------
or improvement (whether patentable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by Employee, either solely or in conjunction with others that is useful in the business then being conducted or proposed to be conducted by the Company, any Affiliate or Subsidiary.

          "Person" -- any individual, corporation (including any non-profit
           ------
corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.

          "Proprietary Items" -- as defined in Section 2.2.
           -----------------

          "Subsidiary" -- means any corporation, limited liability company,
           ----------
partnership or other legal entity of which the Company has a majority of the voting power.

          "Term" -- means any period of time during which Employee serves the
           ----
Company, any Affiliate or Subsidiary in any capacity, including but not limited to as a consultant or employee.

          Non-Disclosure Covenant; Inventions
          -----------------------------------

               Acknowledgments by Employee. Employee acknowledges that (a)
               ---------------------------
during the Term and as a part of his association with the Company any Affiliate or Subsidiary, Employee will be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the business of the Company, any Affiliate or Subsidiary; (c) since Employee possesses or will possess substantial expertise and skill with respect to the business of the Company any Affiliate or Subsidiary, the Company desires to obtain exclusive ownership of each Invention, and the Company will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Invention; (d) the consideration provided to Employee under the Letter constitutes good and sufficient additional consideration for Employee's agreements and covenants in this Section 2; and (e) the provisions of this
Section 2 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Company with exclusive ownership of all Inventions.

               Agreements of Employee. In consideration of the compensation
               ----------------------
payable to Employee as an employee of the Company to be paid or provided to Employee by the Company, Employee covenants as follows:

                    Confidentiality.
                    ---------------

                         During and at all times following the Term, Employee
will hold in confidence the Confidential Information and will not disclose it to any person except (A) with the specific prior written consent of the Company,
(B) as required in Employee's good faith judgment in connection with the performance of his duties hereunder, or (C) as otherwise expressly permitted by the terms of this Agreement.

                         Any trade secrets of the Company, any Affiliate or
Subsidiary will be entitled to all of the protections and benefits under applicable trade secret laws. Employee hereby waives any requirement that the Company, any Affiliate or Subsidiary post a bond or other security.

                         None of the foregoing obligations and restrictions
applies to any part of the Confidential Information that Employee demonstrates was, or became generally available to the public, other than as a result of a disclosure by Employee in violation of this Agreement.

                         Employee will not remove from the Company's (or any
Affiliate's or Subsidiary's) premises (except to the extent such removal is for purposes of the performance of Employee's duties at home or while traveling, or except as otherwise specifically authorized by the Company, any Affiliate or Subsidiary) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). Employee recognizes that, as between
                    -----------------
the Company and Employee, all of the Proprietary Items, whether or not developed by Employee, are the exclusive property of the Company, any Affiliate or Subsidiary (as the case may be). Upon termination of this Agreement by either party, Employee will return to the Company (or any

Affiliate or Subsidiary) all of the Proprietary Items in Employee's possession or subject to Employee's control, and Employee shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

                    Inventions. Each Invention will belong exclusively to the
                    ----------
Company. Employee acknowledges that all of Employee's Inventions are works made for hire and the property of the Company, including any copyrights, patents, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, Employee hereby assigns to the Company all of Employee's right, title, and interest, including all rights of copyright, patent, and other intellectual property rights, to or in such Inventions. Employee covenants that he will promptly:

                         upon the written request of the Company, assign to the
Company or to a party designated by the Company, without additional compensation, all of Employee's right to any specific Invention for the United States and all foreign jurisdictions;

                         execute and deliver to the Company such applications,
assignments, and other documents as the Company may request in order to apply for and obtain patents or other registrations with respect to any Invention in the United States and any foreign jurisdictions;

                         sign all other papers necessary to carry out the above
obligations; and

                         render any other reasonable assistance in support of
the Company's rights to any Invention.

               Disputes or Controversies. Employee recognizes that should a
               -------------------------
dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Company, Employee, and their respective attorneys, experts and witnesses, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by written agreement among them, or by order of the court, arbitration panel or other tribunal with jurisdiction in the matter.

          Non-Interference.
          ----------------

               Acknowledgments By Employee.  Employee acknowledges that: (a) the
               ---------------------------
services to be performed by him to the Company are of a special, unique and unusual character; (b) the compensation payable to Employee under the Letter constitutes good and sufficient additional consideration for Employee's agreements and covenants in this Section 3; and (c) the provisions of this
Section 3 are reasonable and necessary to protect the Company's business.

               Covenants of Employee. In consideration of the acknowledgments by
               ---------------------
Employee, and in consideration of the compensation to be paid or provided to Employee by the Company, Employee covenants that he will not, directly or indirectly, whether for Employee's own account or the account of any other person (a) at any time during the Term and for a two (2) year period thereafter, solicit, any Person who is or was an employee of the Company, any Affiliate or Subsidiary or in any manner induce or attempt to induce any employee of the Company, any Affiliate or Subsidiary to terminate his employment with the Company, any Affiliate or Subsidiary (as the case may be); provided, however, that Employee may employ or otherwise engage as
              --------  -------
an employee or an independent contractor a Person who was an employee of the Company, any Affiliate or Subsidiary so long as one (1) year has elapsed since the effective date of the termination of such employee's employment with the Company, any Affiliate or Subsidiary, or (b) at any time during the Term and for a two (2) year period thereafter, interfere with the Company's (or Affiliate's or Subsidiary's) relationship with any person, including any Person who at any time during the Term was an employee, contractor, supplier, or customer of the Company.

               Enforceability; Notice. If any covenant in Section 3.2 is held to
               ----------------------
be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against Employee. The period of time applicable to any covenant in Section 3.2 will be extended by the duration of any violation by Employee of such covenant. Employee will, while the covenant under Section 3.2 is in effect, give notice to the Company, within ten (10) days after accepting any other employment, of the identity of such employer. Company may notify such employer that Employee is bound by this Agreement and, at the Company's election, furnish such employer with a copy of this Agreement or relevant portions thereof.

          General Provisions.
          ------------------

               Injunctive Relief and Additional Remedy. Employee acknowledges
               ---------------------------------------
that the injury that would be suffered by the Company as a result of a breach of the provisions of this Agreement (including any provision of Section 2 and Section 3) would be irreparable and that an award of monetary damages to the Company for such a breach would be an inadequate remedy. Consequently, the Company will have the right, in addition to any other rights it may have, to seek injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement.

               Covenants of Sections 2 and 3 are Essential and Independent. The
               -----------------------------------------------------------
covenants by Employee in Section 2 and Section 3 are essential elements of this Agreement, and without Employee's agreement to comply with such covenants, the Company would not have entered into this Agreement, or offered Employee the compensation being paid to him. Employee's covenants in Section 2 and Section 3 are independent covenants and the existence of any claim by Employee against the Company under this Agreement or otherwise, or against any Affiliate or Subsidiary, will not excuse Employee's breach of any covenant in Section 2 or
Section 3. If Employee's employment hereunder expires or is terminated, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of Employee in Section 2 and Section 3.

               Waiver. The rights and remedies of the parties to this Agreement
               ------
are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

               Notices. All notices, consents, waivers, and other communications
               -------
under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand to the address(es) below, or (b) one business day after deposit with a nationally recognized overnight delivery service (receipt and next day delivery requested), in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other party):


          If to the Company:  GeoAlert, Inc.

                              343 West Bagley, Suite 205

                              Berea, Ohio 44017

                              Attention: Michael G. Bachmann


          If to Employee:     George Cavender, III

                              4302 Baird Rd.

                              Stow, OH 44224


               Arbitration. Any controversy or claim arising out of or relating
               -----------
to this Agreement, or the breach thereof, shall be settled by arbitration in Cleveland, Ohio in accordance with the commercial arbitration rules of the American Arbitration Association thus pertaining, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be deemed to possess the powers to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Section 4.5 shall be
             --------  -------
construed so as to deny the Company the right and power to seek and obtain equitable relief in accordance with Section 4.1 of this Agreement. In the event either party seeks to have any dispute under this Agreement settled by arbitration, either party may submit to the same arbitrator any other disputes between the parties whether under this Agreement or any other agreement between the parties.

               Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws principles thereof.

               Assignment. No rights of any kind under this Agreement shall,
               ----------
without the prior written consent of the other party, be transferable to or assignable, or be subject to alienation, encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary; provided, however, that
                                                         --------
the Company shall be entitled without the consent of Employee, to assign its rights and obligations hereunder to any entity which is the legal successor of the Company or succeeds to ownership of substantially all of the assets or business of the Company as it may exist from time to time.

               Section Headings; Construction.  The headings of Sections in this
               ------------------------------
Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

               Severability. If any provision of this Agreement is held invalid
               ------------
or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

               Counterparts. This Agreement may be executed in two counterparts,
               ------------
each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

               Authority and Capacity. Each party hereto represents and warrants
               ----------------------
that such party has full legal power, authority and capacity to execute, deliver and perform this Agreement.

               Entire Agreement; Amendments; Waivers. This Agreement contains
               -------------------------------------
the entire agreement between the parties with respect to the subject matter hereof and there shall be no implied terms in addition to the express terms contained herein. This Agreement may not be changed orally, but only by an agreement, in writing, signed by Employee and the President of the Company. The terms or covenants of this Agreement may be waived only by a written instrument specifically referring to this Agreement, executed by the party waiving compliance.

The failure of either party at any time or from time to time to require performance of any of the obligations under this Agreement shall in no manner affect the other party's right to enforce any provisions of this Agreement at a subsequent time, and the waiver by either party of any right arising out of any breach shall not be construed as a waiver of any right arising out of any subsequent breach.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.


                            GEOALERT, INC.



                            By: __________________________________

                                                      ("Company")
                                                        -------


                            ______________________________________
                                                      ("Employee")
                                                        --------